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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): June 4, 2025
INDIE SEMICONDUCTOR, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-40481	88-1735159
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

32 Journey Aliso Viejo, California	92656
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 608-0854
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	INDI	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Compensatory Arrangements of Certain Officers.

The Board of Directors (the “Board”) of indie Semiconductor, Inc. (the “Company”) previously approved amending the 2021 Omnibus Equity Incentive Plan (the “2021 Plan”), subject to stockholder approval. As disclosed in Item 5.07 of this Form 8-K, at the Company’s 2025 annual meeting of stockholders held on June 4, 2025 (the “Annual Meeting”), the Company’s stockholders approved an amendment to the 2021 Plan to increase the number of shares of the Company’s Class A common stock available for award grants under the 2021 Plan by 17,000,000 shares.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Annual Meeting, the Company’s stockholders approved the amendment of the Company’s existing Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock, par value $0.0001 per share, from 400,000,000 to 600,000,000 (the “Amendment”).

The Board previously approved the Amendment, subject to stockholder approval at the Annual Meeting. Following stockholder approval of the Amendment, the Company prepared an Amended and Restated Certificate of Incorporation to reflect the Amendment. The Amended and Restated Certificate of Incorporation became effective upon its filing with the Secretary of State of the State of Delaware on June 5, 2025.

The foregoing description of the Amendment is qualified in its entirety by reference to the full text of the Amended and Restated Certificate of Incorporation attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on five (5) proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on April 21, 2025 (“Proxy Statement”). The voting results for each of these proposals are detailed below.

(i)     The stockholders elected each of the following three directors to serve as Class I directors of the Board for a term expiring at the 2028 annual meeting of stockholders and until their respective successors are elected and qualified, by the vote set forth below:

Nominee	For	Withhold	Broker Non-Votes
Ichiro Aoki	133,671,940	4,865,028	—
Jeffrey Owens	120,464,694	18,072,273	—
Sonalee Parekh	134,299,124	4,237,842	—

(ii)     The stockholders voted, on an advisory basis, in favor of the named executive officers’ compensation as disclosed in the Proxy Statement, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
131,160,932	6,791,963	584,071	—

(iii) The stockholders approved an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of Class A common stock from 400,000,000 to 600,000,000, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
159,241,731	6,977,461	666,229	—
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(iv)     The stockholders approved an amendment to the 2021 Plan to increase the number of shares of Class A common stock reserved for issuance thereunder by 17,000,000 shares, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
116,887,084	18,886,715	2,763,166	—

(v)     The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025, by the vote set forth below:

For	Against	Abstain	Broker Non-Votes
164,679,267	1,058,028	1,148,125	—

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of indie Semiconductor, Inc., filed with the Secretary of State of Delaware on June 5, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDIE SEMICONDUCTOR, INC.

June 6, 2025	By:	/s/ Audrey Wong
		Name:	Audrey Wong
		Title:	Chief Legal Officer and Secretary
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